                                 Law Offices of
                               BEN-ZVI & BECK, LLP
                        611 West Sixth Street, Suite 2620
                          Los Angeles, California 90017
                            Telephone: (213) 488-0240
                            Facsimile: (213) 488-9490

                                  May 25, 2004

Charles Patrick Shuster
Chief Executive Officer
SMARTVoice Telecommunications, Inc., a Delaware corporation
2959D Chapel Hill Road PMB 112
Douglasville, Georgia 30135

Charles Patrick Shuster
Chief Executive Officer
SMARTVoice Telecommunications, Inc., a Georgia corporation
2959D Chapel Hill Road PMB 112
Douglasville, Georgia 30135

        Re: Agreement (Short Form) re. Acquisition of the Assets of SMARTVoice
            Telecommunications, Inc., a Georgia corporation, by SMARTVoice
            Telecommunications, Inc., a Delaware corporation

Gentlemen:

        The purpose of this letter is to memorialize the agreement which has been reached by and between SMARTVoice Telecommunications, Inc., a Georgia corporation ("SMARTVoice Georgia") and SMARTVoice Telecommunications, Inc., a
Delaware corporation ("SMARTVoice Delaware"), pursuant to which SMARTVoice
Delaware shall acquire all of the intellectual property assets of the VoIP
(Voice over Internet Protocol) division of SMARTVoice Georgia (the "IP Assets")
for a purchase price consisting of employment contracts for the Executive
Officers of SMARTVoice Telecommunications Inc., a Georgia corporation with
SMARTVoice Telecommunications Inc., a Delaware corporation, the wholly owned subsidiary of OrbitTravel.com, and delivery of a convertible promissory note for
$200,000 to be used to assist in funding the company and assumption of the deferred compensation and expenses of SMARTVoice Telecommunications Inc., a
Georgia corporation for the period of time from May 6, 2003 until December 18,
2003.

        The transfer of Assets includes all rights, title and interests in all intellectual property of the VoIP division of SMARTVoice Georgia, including but not limited to any and all copyrights and applications therefore, patents and

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applications therefore, trademarks and applications therefore, licensing, technology, proprietary information, software, formulas, and any other claimed proprietary information, vendor contracts and any other tangible and intangible intellectual property of the VoIP division of SMARTVoice Georgia.

(name) Charles Patrick Shuster
(title) Chief Executive Officer
SMARTVoice Telecommunications, Inc., a Delaware corporation

(name) Charles Patrick Shuster
(title)   Chief Executive Officer
SMARTVoice Telecommunications, Inc., a Georgia corporation

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May 25, 2004

        As the parties have discussed, this letter agreement is intended to be fully effective and binding upon the parties, until and unless it is superceded by a long-form acquisition agreement signed by both parties.

        Please advise as to your further instructions, and call us with any questions.

         Thank you.

                                                     Cordially,

                                                     Paul A. Beck

         Acknowledged, agreed to and accepted:

         SMARTVoice Telecommunications, Inc., a Georgia corporation

         By__________________________
           ___________________________ (title)   Chief Executive Officer

         SMARTVoice Telecommunications, Inc., a Delaware corporation

         By__________________________
           ___________________________ (title)   Chief Executive Officer

cc:  Joseph R. Cellura
     Chairman and Chief Executive Officer
     ORBIT BRANDS CORPORATION
     88 Greenwich Street, Suite 3501
     New York, New York 10006

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